                                                                   EXHIBIT 10.23


                        SECOND AMENDMENT TO BRIDGE NOTE
                        -------------------------------

THIS SECOND AMENDMENT TO BRIDGE NOTE (this "Agreement") is made as of the 25 day of October, 1996, by and between Styles on Video, Inc., a Delaware corporation ("SOV"), Forever Yours, Inc., a California Corporation ("FYI") and International Digital Investors, L.P., a Delaware limited partnership ("IDI").

                                    RECITALS
                                    --------

WHEREAS, SOV, FYI, and IDI entered into a 10% Bridge Note Due October 3, 1996, dated September 19, 1996, ("the Bridge Note");

WHEREAS, SOV, FYI and IDI entered into an Amendment and Waiver Agreement dated October 15, 1996, which, among other things, increased the amount of the financing available to $280,000 and extended the due date of the Bridge Note to October 29, 1996 ("the Amended Bridge Note");

WHEREAS, it would be a violation of the terms of the Amended Bridge Note were SOV and FYI to fail to pay the principal and unpaid interest due on October 29, 1996;

WHEREAS, IDI wishes to advance and SOV and FYI wish to receive an additional $135,000 pursuant to the Amended Bridge Note;

WHEREAS, the parties wish to amend all of the relevant documentation to avoid violations or default of the Amended Bridge Note by virtue of such failure, and to increase the amount and extend the due date of the Amended Bridge Note;

NOW, THEREFORE, IN CONSIDERATION of the premises and for good and valuable consideration, the parties hereby agree as follows:

1.   Due Date.  The due date of the Amended Bridge Note is hereby amended from
     --------
October 29, 1996 to November 8, 1996.

2.   Note Amount.  The amount of the Amended Bridge Note is hereby amended from
     -----------
$280,000 to $415,000.

3.   Default Interest Commencement Date.  The date of commencement of the
     ----------------------------------
Default Rate of interest is hereby amended from October 29, 1996 to November 8, 1996.

4.     Warrants.  Should the parties fail to enter into a permanent financing
       --------
arrangement with IDI which repays the amounts advanced pursuant to the Bridge Note, as amended, on or before November 30, 1996, SOV shall issue to IDI Warrants to purchase shares of SOV's common stock equal to 3% of the fully diluted shares of SOV's common stock outstanding. The terms and conditions of the warrants shall be the same as those of the warrants issued to IDI in connection with the May 15, 1996 financing, including subsequent amendments.

5.   Applicable Law.  This Agreement shall be governed by and construed in
     --------------
accordance with the internal laws of the State of California without regard to conflicts of laws principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              STYLES ON VIDEO

                              By:
                                  --------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------


                              FOREVER YOURS, INC.

                              By:
                                  --------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------


                              INTERNATIONAL DIGITAL INVESTORS, L.P.

                              By IDI Corp., a Delaware corporation,
                              its General Partner

                              By:
                                  --------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------